Financial Instruments and Fair Value Measurements - Summary of Activity for Liabilities with Level 3 Inputs (Details) - Level 3 - Recurring Basis - Contingent consideration - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance	$ (24,100)	$ (23,593)
Changes in fair value	112	(507)
Payments	5,900	0
Balance	$ (18,088)	$ (24,100)